UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  MARCH 29, 2006

                         COMMISSION FILE NO.:  000-49756

                             THE WORLD GOLF LEAGUE, INC.
              -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE

             (STATE OR OTHER JURISDICTION OF INCORPORATION98-0201235

                        (IRS EMPLOYER IDENTIFICATION NO.)


            2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA     32779
        -----------------------------------------------------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (407) 331-6272
                                 --------------
                            (ISSUER TELEPHONE NUMBER)



                                      N/A
                                      ---
                            (FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 101. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 29, 2006, the Company entered into a Term Sheet with DLC Capital Group, LLC ("DLC") to sell $400,000 in convertible debentures to DLC. The Term Sheet provides for conversion at a discount to market, the granting of a significant number of warrants to DLC, the issuance of restricted shares of Company common stock as a commitment fee upon signing the definitive agreement, and registration rights. The registration rights relate to the shares issuable (1) upon conversion of the convertible debenture, (2) upon exercise of the warrants, and (3) in connection with the commitment fee.


ITEM 4.02(A) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED ANNUAL REPORT OR COMPLETED INTERIM REVIEW

Management of the Company determined on April 10, 2006 that the Company's historical accounting treatment of Convertible Debentures and Warrants is incorrect in the respects described herein and that the Company will restate its financial statements for the periods ended June 30 and September 30, 2004, for the year ended December 31, 2004 and for the periods ended March 31, June 30, and September 30, 2005. The Company has determined that its accounting of the Convertible Debentures and the Warrants issued by the Company have not been accounted for appropriately in these periods in accordance with the requirements of EITF No. 00-19, "Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in a Company's Own Stock," and related rules. As a result, the Company's shareholders should no longer rely on the Company's previously filed financial statements for these periods. These matters have been discussed by the Company's management with, Malone & Bailey, P.C. and Ham, Langston & Brezina, LLP, the independent registered public accounting firm that audited the Company's financial statements for the year ended December 31, 2004 and reviewed the Company's financial statements for the periods ended June 30 and September 30, 2004 and March 31, June 30 and September 30, 2005.

--------------------------------------------------------------------------------

The Company is working with its independent registered public accounting firm to complete the review of the accounting matters discussed in this Current Report. Once this review is complete, the Company will restate its financial statements for the periods ended June 30 and September 30, 2004, for the year ended December 31, 2004 and for the periods ended March 31, June 30, and September 30, 2005 and file amendments to its reports with the Commission reflecting these restatements as soon as practicable.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

None.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The World Golf League, Inc.

April 13, 2006

/s/ Michael S. Pagnano
----------------------
Michael S. Pagnano
Chief Executive Officer

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